Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Scudder EAFE Equity Index Fund                     Scudder PreservationPlus Fund
Scudder Emerging Markets Debt Fund                 Scudder PreservationPlus Income Fund
Scudder Equity 500 Index Fund                      Scudder RREEF Real Estate Securities Fund
Scudder European Equity Fund                       Scudder Short Duration Fund
Scudder Fixed Income Fund                          Scudder Small Cap Fund
Scudder Flag Investors Equity Partners Fund        Scudder Top 50 US Fund
Scudder Flag Investors Communications Fund         Scudder Total Return Bond Fund
Scudder Flag Investors Value Builder Fund          Scudder US Bond Index Fund
Scudder Global Biotechnology Fund                  Scudder Investments VIT Funds
Scudder High Income Plus Fund                               Equity 500 Index Fund
Scudder International Equity Fund                           US Bond Index Fund
Scudder International Select Equity Fund                    Small Cap Index Fund
Scudder Japanese Equity Fund                                EAFE Equity Index Fund
Scudder Lifecycle Long Range Fund                           Nasdaq-100 Index Fund
Scudder Lifecycle Mid Range Fund                            Global Biotechnology Fund
Scudder Lifecycle Short Range Fund                          Real Estate Securities Portfolio
Scudder Micro Cap Fund
Scudder Mid Cap Fund


The following supplements each fund's currently effective SAI:

Investment of Uninvested Cash Balances. A fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, a fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Scudder Cash Management QP Trust, or entities for the which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with a fund's investment policies and restrictions.

A fund will invest Uninvested Cash in Central Funds only to the extent that a fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.











January 23, 2004